UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) May 30, 2006

                              Gilman + Ciocia, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                      000-22996                11-2587324
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(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)

11 Raymond Avenue, Poughkeepsie, New York                               12603
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code (845)485-5278

                                       N/A
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related
           Audit Report or Completed Interim Review.

On May 25, 2006, management, in consultation with the Board of Directors of Gilman + Ciocia, Inc. (the "Company"), made the determination that the Company would amend and restate its financial statements for the fiscal year ended June 30, 2005 contained in the Company's Form 10-K and its interim financial statements contained in its Form 10-Qs for the quarters ended September 30, 2005 and December 31, 2005 (collectively, the "Restated Periods").

Management has concluded that its previously issued financial statements for the Restated Periods should not be relied upon because of certain grouping and presentation errors contained therein. The Company made these determinations based on discussions with the Staff of the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") regarding certain accounting matters raised during a Staff review of the Company's periodic filings. The grouping and presentation errors include the following:

      o The Company's consolidated statement of cash flow contained a grouping error;

      o     The Company's stock based compensation table contained an error; and

      o The Company's liquidity and capital resources disclosure was incomplete.

The Company has quantified the impact of these errors on the Restated Periods and there is no impact to the Company's net income (loss) for the relevant periods.

The Company currently expects to file the amended reports for the Restated Periods by June 15, 2006. The Board of Directors of the Company has discussed the matters set forth herein with Sherb & Co, LLP, the Company's independent registered public accountant.

Safe Harbor For Forward-Looking Statements:

Certain statements made in this Current Report on Form 8-K that are not based on historical information are forward-looking statements which are made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements include statements regarding the impact of the errors on the Company's net income (loss) and the Company's current expectations regarding filing amended quarterly and annual reports. These forward-looking statements are neither promises nor guarantees, but involve risks, factors and uncertainties that may cause actual results to differ materially from those in the forward-looking statements. Factors that may cause such differences include, but are not limited to: the ability of Company personnel to prepare and file amended reports promptly, the Company's ability to estimate the impact of the errors, and the risk factors discussed in Company's most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the Commission.

May 30, 2006

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Gilman + Ciocia, Inc.
                                        ----------------------------------------
                                                     (Registrant)


Date:  May 30, 2006
     -------------------------          /s/ Michael Ryan
                                        ----------------------------------------
                                        Name:  Michael Ryan
                                        Title: Chief Executive Officer